Held for Sales Assets and Discontinued Operations	12 Months Ended
Dec. 31, 2017
Disclosure Of Noncurrent Assets Held For Sale And Discontinued Operations [Abstract]
Assets Held for Sale and Discontinued Operations

11. ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS

In the second quarter of 2017, the Company announced its intention to divest of its Conventional segment which included its heavy oil assets at Pelican Lake, the carbon dioxide enhanced oil recovery project at Weyburn and conventional crude oil, natural gas and NGLs assets in the Suffield and Palliser areas in southern Alberta. The associated assets and liabilities were consequently presented as held for sale and the results of operations reported as a discontinued operation.

A) Results of Discontinued Operations

In 2017, the Company sold the majority of its Conventional segment assets for total gross cash proceeds of $3.2 billion before closing adjustments. Details of the asset sales are as follows.

Pelican Lake

On September 29, 2017, the Company completed the sale of its Pelican Lake heavy oil operations, as well as other miscellaneous assets in northern Alberta, for cash proceeds of $975 million before closing adjustments. A before-tax loss on discontinuance of $623 million was recorded on the sale.

Palliser

On December 7, 2017, Cenovus completed the sale of its Palliser crude oil and natural gas operations in southern Alberta for cash proceeds of $1.3 billion before closing adjustments. A before-tax gain on discontinuance of $1.6 billion was recorded on the sale.

Weyburn

On December 14, 2017, the Company completed the sale of its Weyburn assets in southern Saskatchewan for cash proceeds of $940 million before closing adjustments. A before-tax gain on discontinuance of $276 million was recorded on the sale.

Suffield

On September 25, 2017, Cenovus entered into an agreement to sell its Suffield crude oil and natural gas operations in southern Alberta for cash proceeds of $512 million, before closing adjustments. The sale closed on January 5, 2018. The Company anticipates a before-tax gain of approximately $350 million to be recorded in 2018. The agreement includes a deferred purchase price adjustment (“DPPA”) that could provide Cenovus with purchase price adjustments of up to $36 million if the average crude oil and natural gas prices meet certain thresholds over the next two years.

The DPPA is a two year agreement that commences on close. Under the purchase and sale agreement, Cenovus is entitled to receive cash for each month in which the average daily price of WTI is above US$55 per barrel or the price of Henry Hub natural gas is above US$3.50 per million British thermal units. Monthly cash payments are capped at $375 thousand and $1.125 million for crude oil and natural gas, respectively. The DPPA will be accounted for as a financial option and fair valued at each reporting date. The fair value of the DPPA on the date of close was $7 million.

The following table presents the results of discontinued operations, including asset sales:

For the years ended December 31,	2017	2016	2015

Revenues
Gross Sales	1,309	1,267	1,648
Less: Royalties	174	139	113
	1,135	1,128	1,535
Expenses
Transportation and Blending	167	186	229
Operating	426	444	558
Production and Mineral Taxes	18	12	17
(Gain) Loss on Risk Management	33	(58)	(209)
Operating Margin	491	544	940
Depreciation, Depletion and Amortization	192	567	1,121
Exploration Expense	2	-	71
Finance Costs	80	102	101
Earnings (Loss) From Discontinued Operations Before Income Tax	217	(125)	(353)
Current Tax Expense (Recovery)	24	86	145
Deferred Tax Expense (Recovery)	33	(125)	(202)
After-tax Earnings (Loss) From Discontinued Operations	160	(86)	(296)
After-tax Gain (Loss) on Discontinuance (1)	938	-	-
Net Earnings (Loss) From Discontinued Operations	1,098	(86)	(296)
(1)	Net of deferred tax expense of $347 million in 2017.

B) Cash Flows From Discontinued Operations

Cash flows from discontinued operations reported in the Consolidated Statement of Cash Flows are:

For the years ended December 31,	2017	2016	2015

Cash From Operating Activities	448	435	778
Cash From (Used in) Investing Activities	2,993	(168)	(243)
Net Cash Flow	3,441	267	535

C) Assets and Liabilities Held for Sale

In the fourth quarter of 2017, the Company announced its intention to market for sale a package of non-core Deep Basin assets in the East Clearwater area and a portion of the West Clearwater assets. The assets have been classified as held for sale and recorded at the lesser of their carrying amount and their fair value less cost to sell. Assets and liabilities held for sale also include the Suffield operations, which were sold on January 5, 2018. No impairments were recorded on the assets held for sale as at December 31, 2017.

	E&E Assets	PP&E	Decommissioning Liabilities
As at December 31, 2017	(Note 17)	(Note 18)	(Note 24)

Conventional	-	568	454
Deep Basin	46	434	149
	46	1,002	603